INITIAL SUMMARY PROSPECTUS FOR NEW INVESTORS

May 1, 2022

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITYSM (B SHARE)

Issued by The Guardian Insurance & Annuity Company, Inc.

This Summary Prospectus summarizes key features of the Guardian Investor ProFreedom Variable Annuity contract (the “Contract”), which is an individual flexible premium deferred variable annuity contract offered by The Guardian Insurance & Annuity Company, Inc. (GIAC, we, us, our). Before you invest, you should also review the prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find the current prospectus and other information about the contract online at https://guardianlife.onlineprospectus.net/guardianlifeProFreedomB/
index.html?where=eengine.goToDocument(%22Product %20Prospectus%22). You can also obtain this information at no cost by calling 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com.

This Initial Summary Prospectus will first be used as of May 1, 2022.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Accumulation value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission has not approved or disapproved the Policy or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Special Terms Used in This Prospectus

Accumulation period

The period between the issue date of the contract and the Annuity Commencement Date.

Accumulation unit

A unit of measure used to determine the value of a contract owner’s interest in each variable investment option under the contract before Annuity Payments begin.

Accumulation value

The sum of the values attributable to the variable investment options.

Annuitant

The person on whose life the Annuity Payments are based and on whose death, prior to the Annuity Commencement Date, benefits under the Contract are paid.

Annuity commencement date

The date on which annuity payments under the Basic Contract begin.

Annuity payments

Periodic payments made by GIAC to the contract owner at monthly or other periodic intervals after the Annuity Commencement Date.

Basic contract

The contract, excluding any optional benefit riders or endorsements.

Beneficiary

The person(s) designated to receive any benefits under a contract upon the death of an owner or on the death of the Annuitant if there is a non-natural owner.

Chargeable premium

Each Net Premium that is subject to a surrender charge, less the amount of any withdrawal attributable to that premium on which we assessed a surrender charge. Premiums within the Contract still subject to surrender charges.

Contract anniversary

The annual anniversary measured from the issue date of the contract.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. The owner’s right to name a contingent annuitant may be restricted under the provisions of a retirement or deferred compensation plan for which the contract is issued. A contingent annuitant may be named only if permitted by the laws of the jurisdiction in which the contract is issued, and is not permitted if there is a non-natural Owner.

Contingent beneficiary

The person(s) designated to receive any benefits under a contract upon an owner’s death should there be no surviving Owner and all primary Beneficiaries predecease such Owner.

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Customer service office contact center

For telephonic communications: Customer Service Office Contact Center 8:00 a.m. to 7:00 p.m. Eastern Time 1-888-GUARDIAN (1-888-482-7342).

Death benefit covered person (California only)

The person shown on the Contract data pages on whom a death benefit is payable under the contract in the event of that person’s death prior to the Annuity Commencement Date. This person cannot be changed except in accordance with the spousal continuation provision.

Due proof of death in good order

A certified death certificate, all necessary claim paperwork and such other information as we may require to process the death benefit for at least one Beneficiary.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Mailing Address

The Guardian Insurance & Annuity Company, Inc.

Individual Markets, Annuities

P. O. Box 981592

El Paso, TX 79998-1592

Monthly contract anniversary

The same date of each calendar month as the issue date of the basic contract, or the last day of a calendar month, if earlier.

Net premium(s)

A premium paid by the owner to us in accordance with the provisions of the contract, less premium taxes that we may deduct from a premium, if any.

Owner (Contract owner)

You (or your); the person(s) or entity designated as the owner in the Contract.

Valuation date

A date on which Accumulation Unit Values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading.

Valuation period

The period between two successive Valuation Dates.

Variable investment options

The investment divisions of Separate Account R that are available for allocations of net premiums and Accumulation Values.

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Important Information You Should Consider About The Contract

An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals (Deferred Sales surrender charge)

If you withdraw money during the first 7 years following your last premium payment, you may be assessed a surrender charge of up to 8% of the premium withdrawn, declining to 0% over that time period[1].

For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

				Financial Information – Contract Costs and Expenses
Transaction Charges	There are no charges for other contract transactions.			Financial Information – Contract Costs and Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year other options you have elected.			Financial Information – Contract Costs and Expenses
	Annual Fee	Minimum	Maximum
	Base contract [1]	.75%	.75%
	Investment options [2] (Portfolio Company fees and expenses)	0.48%	2.62%
	Optional benefit available for an additional charge [3]	.25%	.50%
	[1] As a percentage of the Accumulation Value in the Variable Investment Options. [2] As a percentage of Fund net assets. [3] As a percentage of the Accumulation Value in the Variable Investment Options.
	Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.
	Lowest Annual Cost $1,530	Highest Annual Cost $4,239

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive Contract and fund fees and expenses

• No optional benefits

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of Contract, optional benefits and fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

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Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract including loss of principal.	Principal Risks
Not a Short-Term Investment

This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Surrender charges may apply for the first 7 years following your last premium payment to your contract. Surrender charges will reduce the value of your contract if you withdraw money during that time.

Tax deferral is generally more beneficial to investors with a long time horizon.

Principal Risks
Risks Associated with Invstment Options

An investment in this contract is subject to the risk of poor investment performance and can vary based on the investment options available under the contract.

Each investment option, has its own unique risks.

You should review the prospectuses for the available funds before making an investment decision.

Principal Risks
Insurance Company Risks	An investment in the contract is subject to the risks related to us, as the Depositor. Any obligations, guarantees, and benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about GIAC, including our financial strength ratings, is available by contacting us at 1-888-GUARDIAN (1-888-482-7342).	Principal Risks
Restrictions		Location in Prospectus
Investments

We reserve the right to remove or substitute the Variable Investment Options that are available as investment options under the contract.

You may only invest in up to 25 Variable Investment Options at any one time.

The number of transfer you make among the Variable Investment Options are limited to 15 per year, 5 per quarter and 3 per month.

We may further limit transfer based on frequent trading.

The Accumulation PeriodFinancial Information – Contract Costs and Expenses
Optional Benefits	Withdrawals may reduce the value of an optional death benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.	Other Contract Features
Taxes		Location in Prospectus
Tax Implications

You should consult with a tax professional to determine the tax implications of an investment in and payments received under this contract.

If you purchase the contract through a tax-qualified plan or individual retirement account, you do not get any additional tax deferral.

You will generally not be taxed on increases in the value of the contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Financial Information – Federal tax matters
Conflict of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	Your rights and responsibilities – Distribution of the contract

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Conflict of Interest		Location in Prospectus
Contract Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Buying a contract

Overview of the Contract

Purpose. The contract is a variable annuity contract. It allows you to accumulate tax-deferred savings in our Variable Investment Options . The contract is intended for retirement savings or other long-term investment purposes. The contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The contract also offers certain death benefit features, which can be used to transfer assets to your beneficiaries. The contract is not intended for people who may need to make early or frequent withdrawals, and may not be appropriate for you if you do not have a long-term investment horizon.

Phases of the Contract. The contract has two phases, the Accumulation Period and the annuity period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. This contract allows you to allocate your Net Premium payments and Accumulation Value to Variable Investment Options, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history. A list of Variable Investment Options in which you can invest is provided in an appendix to this Prospectus.

On an agreed date, you will start receiving regular payments based on the Accumulation Value of your contract. This is the annuity period. The amount of the Annuity Payments will depend on earnings during the Accumulation Period, and afterward if you select a variable annuity option. Once your contract is annuitized your withdrawal rights, death benefits and living benefits under the Accumulation Period terminate.

Contract Features. Below is a brief summary of the contract’s primary features and options.

Accessing your Money. Before the annuity period, you can withdraw money from your contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1⁄2.

Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.

Death Benefits. If the Owner or, in California the Death Benefit Covered Person, should die before Annuity Payments begin, we will pay the Accumulation Value first to any surviving Owner and then to surviving Beneficiaries (in the order you have designated). You also have the option of purchasing an enhanced death benefit rider that may provide a greater death benefit.

Deferred Income Annuity Rider. Permits you to transfer Accumulation Value during the Accumulation Phase to fund a stream of income payments that will start at a future date.

Additional Services.

Fixed Dollar Cost Averaging Programs. This program allows you to systematically transfer a set amount from the fixed dollar cost averaging account over a three month period to the Variable Investment Options.

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Automated Alert Program. This programs allows you to request an e-mail from us notifying you that: (1) your Accumulation Value in a selected Variable Investment Option either changes by a specified percentage or reaches a specified dollar amount, or (2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage.

Portfolio Rebalancing. This program directs us to automatically transfer amounts among your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%.

Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract either monthly, quarterly, semi-annual or annual basis.

Benefits Available Under the Contract

The following table summarized information about the benefits available under the contract. Please note that this table does not fully describe the terms and conditions of each benefit.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Dollar Cost Averaging – Fixed Dollar Cost Averaging Program	Allows you to systematically transfer amounts from the Fixed Dollar Cost Averaging Account (Fixed DCA Account) to any available Variable Investment Options you select, over a three months period.	Standard	No Charge	• Must be elected on your application and your initial Net Premium and any subsequent Net Premiums received prior to the third monthly Contract Anniversary must be allocated to the DCA Account.
Automated Alert Program	Allows you to request an e-mail from us notifying you that: (1) your Accumulation Value in a selected Variable Investment Option either changes by a specified percentage or reaches a specified dollar amount, or (2) your contract Accumulation Value reaches a certain amount or changes by a certain percentage.	Standard	No Charge

• For information only

• No transaction occurs automatically as a result of requesting an alert or receiving an e-mail from us informing you that your specified criteria have been met.

• We cannot guarantee that you will receive your Automated Alert e-mail.

• GIAC reserves the right to limit the frequency of alerts and to discontinue or restrict the use of Automated Alert privileges at any time.

Portfolio Rebalancing	Allows us to automatically rebalance your Variable Investment Options to return them to the designated percentages when any percentage exceeds or is less than your chosen percentages by at least 5%.	Standard	No Charge	• Must have Accumulation Value of at least $10,000.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Systematic Withdrawals	Allows you to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis.	Standard	No Charge	• Reduces your contract value by the amount of any withdrawals, applicable contract charges, surrender charges, and premium taxes.
Standard Death Benefit	Pays a death benefit equal to the Accumulation Value, less premium taxes.	Standard	No Charge	• Withdrawals will proportionately reduce the benefit, and such reductions could be significant.
Highest Anniversary Value Death Benefit (HAVDB)	Pays an enhanced death benefit equal to the greater of (1) the standard death benefit ; or (2) the highest anniversary value enhanced death benefit.	Optional	0.35%. of your Accumulation Value.

• Can only be elected at contract issue.

• Owners must be age 75 or younger.

• Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

• Date for a benefit to be payable.

Return of Premium Death Benefit (ROPDB)	Pays a death benefit equal to the premiums paid adjusted for certain withdrawals.	Optional	0.25% of your Accumulation Value	• Can only be elected at contract issue. • Owners must be age 85 or younger. • Withdrawals may reduce the benefit, and such reductions could be significant.
Return of Premium Death Benefit Plus (ROPDB Plus)	Pays a death benefit equal to the premiums paid adjusted for certain withdrawals plus any accrued interest.	Optional	0.45% of your Accumulation Value.	• Can only be elected at contract issue. • Owners must be age 60 or younger. • Withdrawals may reduce the benefit, and such reductions could be significant.
Combination of ROPDB and HAVDB	This combination of riders provides for payment of a death benefit that is the higher of the death benefit payable under the ROPDB Plus death benefit rider and the death benefit payable under the HAVDB death benefit rider.	Optional	0.50% of your Accumulation Value.	• Can only be elected at contract issue. • Owners must be age 60 or younger. • Withdrawals will proportionately reduce the benefit, and such reductions could be significant.

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Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Deferred Income Annuity Payout Option Rider (also referred to as SecureFuture Income Rider)	This rider allows you to transfer all or a portion of your Accumulation Value prior to the Payout Phase to help create a future lifetime income stream.	Optional	No Charge

• Can only be elected at Contract Issue age 80 or under for a non-qualified contract, or age 65 or under for a qualified contract.

• This rider may not be available in your state

• You may not transfer any Accumulation Value to the DIA rider on or after the second Contract Anniversary.

• Only amounts not subject to a surrender charge may be transferred to the DIA rider.

•  You may only make DIA transfers for a non-qualified contract if Owner/Annuitant is age 83 or younger; for a qualified contract if Owner/ Annuitant is age 70 or younger; and, if choosing a life only DIA Payout option, if Owner/Annuitant is age 70 or younger.

• The initial DIA transfer is a minimum of $5,000, and subsequent transfers must be at least $1,000.

• Transfers in any year cannot exceed the lesser of $100,000 or the total value of the transfers you made in the year you made your initial transfer.

• Total transfers are capped at $1,000,000.

• The number of transfer per month, quarter and year are limited.

• After the initial DIA transfer, you may not change the Annuitant(s), DIA commencement date (unless the Changing the DIA Commencement Date provision is exercised), or the DIA payout option.

• Once a DIA transfer has been made and the cancellation period has expired, the amounts transferred cannot be withdrawn.

• All DIA transfers will be treated as withdrawals under the Basic Contract except that the DIA transfer will reduce the amount of any Premium still subject to a Surrender Charge.

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Buying the Contract

Purchasing the Contract

If you would like to buy a contract, you must complete, sign, and forward the application form to us at The Guardian Insurance & Annuity Company, Inc. Individual Markets, Annuities P. O. Box 981592, El Paso, TX 79998-1592. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable.

Premiums

A premium payment is the money you give us to invest in the contract. The initial premium payment is due on the date the contract is issued. You may also be permitted to make subsequent premium payments. These initial and subsequent premium payments are subject to certain conditions.

The following requirements apply to initial and subsequent premium payments. We reserve the right to reject and/or to limit future premium payments. Certain riders may have restrictions on subsequent premium payments.

	Qualified Policies	Non-Qualified Policies
Minimum Initial Premium Payment	$5,000* *We will not accept premium pay ments greater than $1,000,000 in the first contract year without prior permission	$10,000* *We will not accept premium pay ments greater than $1,000,000 in the first contract year without prior permission
Minimum Subsequent Premium Payments

$100* (unless you have purchased a
contract through an employer pay
roll deduction plan, in which case we
may accept a lesser amount)

*Subsequent Premium Payments in
any contract year after the first may
not exceed the lesser of $100,000 or
the aggregate amount of premiums
paid in the first contract year with
out prior approval

$100* (unless you have purchased a
contract through an employer pay
roll deduction plan, , in which case
we may accept a lesser amount)

*Subsequent Premium Payments in
any contract year after the first may
not exceed the lesser of $100,000 or
the aggregate amount of premiums
paid in the first contract year with
out prior approval

Maximum Total Premium Payments*	$6,000,000 over the life of the con tract without our approval	$6,000,000 over the life of the con tract without our approval,

Crediting Premiums to Your Account

If we accept your purchase as received, we will credit your Net Premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment. After we receive your initial premium payment and issue a contract to you, we will credit subsequent Net Premiums to your contract on the same day we receive them, provided we receive them in Good Order at our Mailing Address before the close of a regular trading session of the New York Stock Exchange, generally 4:00 p.m. Eastern Time (i.e., on a Valuation Date). In this regard, “good order” refers to notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its Mailing Address, that contains all information required by GIAC to process that transaction.

If the New York Stock Exchange closes before its regular closing time, we will credit a premium payment received after that close on the next Valuation Date. If required in your state or municipality, premium taxes are deducted from your payment before we credit it to your contract. This provision may vary depending on the state in which your contract is issued.

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Making Withdrawals: Accessing the Money in Your Contract

Accumulation Period

During the Accumulation Period and while all Contract Owners are living, you can redeem your contract in whole. This is known as surrendering the contract. You may also redeem part of your contract during the Accumulation Period. This is known as a withdrawal.

A surrender charge may be assessed on premiums withdrawn that were paid into your contract during the previous seven years. Each contract year, however, you may withdraw without a surrender charge a “Free Withdrawal Amount” equal to 10% of total premiums paid minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

There are limitations on your ability to take withdrawals during the Accumulation Period. These limitations are as follows:

Surrender Charges and Taxes	There may be surrender charges and tax implications when you take out money.
Negative impact on benefits and guarantees of your contract	A withdrawal may have a negative impact on any optional death benefit that you may elect. It may significantly reduce the value or even terminate the benefit.
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

Annuity Period

During the annuity period, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.

Requesting Withdrawals

Your request for surrenders and withdrawals must be received in Good Order at our Mailing Address. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

If we receive your surrender or withdrawal request in Good Order at our Mailing Address before the end of a Valuation Date (generally 4:00 p.pm. eastern time), then we will process your request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive your surrender or withdrawal request in Good Order at our Mailing Address at or after the end of a Valuation Date or on a day that is not a Valuation Date, then we will process your request based on Accumulation Unit values determined at the end of the next Valuation Date. We will send you your payment within seven days of receiving a request from you in Good Order at our Mailing Address.

A withdrawal will only be permitted if immediately after the withdrawal the contract surrender value is greater than zero. If the Accumulation Value is less than $2000 after the withdrawal then GIAC reserves the right to terminate the contract, subject to any applicable surrender charge for a surrender.

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Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have selected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, make withdrawals or transfer Accumulation Value among the Variable Investment Options. State premium taxes may also be deducted.*

TRANSACTION EXPENSES
Charge
Sales Load Imposed on Purchase Payments	None
Surrender Charge[1]	8% of total premiums declining annually
Transfer Fee (per transfer)	None

*	If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the premium payments or contract Accumulation Value used to purchase an annuity option, depending on the state requirements. This provision may vary depending on the state in which your contract is issued. You should refer to your contract for further details.
[1]	The surrender charge may be assessed on premiums withdrawn that were paid into your contract during the previous seven years. Each contract year, however, you may withdraw without a surrender charge a “Free Withdrawal Amount” equal to 10% of total premiums paid minus the aggregate amount of all prior Free Withdrawal Amounts made during the current contract year.

Number of full years completed since premium payment was made	Surrender charge percentage
0	8%
1	7.5%
2	6.5%
3	5.5%
4	5%
5	4%
6	3%
7	0%

The next table describes the fees and expenses that you will pay each year during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the Variable Investment Options. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES (as a percentage of daily net asset value)
Charge
Administration Expenses	None
Base Contract Expenses (as a percentage of average Subaccount daily net assets)	0.75%

Optional Benefit Expenses (as a percentage of Accumulation Value) (You will incur an additional fee for selecting one of these benefits)
– Highest Anniversary Value Death Benefit Rider (HAVDB)	0.35%
– Return of Premium Death Benefit Basic Rider (ROPDB Basic)	0.25%
– Return of Premium Death Benefit Plus Rider (ROPDB Plus)	0.45%
– Combination HAVDB & ROPDB Plus	0.50%

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The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A at the back of this Prospectus.

ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Annual underlying mutual fund expenses (expenses deducted from underlying mutual fund assets include management fees, distribution (12b 1) fees, service fees and other expenses) (before applicable waivers and reimbursements)*	0.48%	2.62%

*	The minimum and maximum Total Annual Underlying Mutual Fund Operating Expenses after voluntary or contractual waivers or expense reimbursements are 0.48% and 2.38%, respectively. The minimum charge of 0.51% does not reflect any waivers. The minimum net and gross changes are the same for the underlying mutual fund. The maximum charge of 2.38% reflect contractual waivers by the mutual fund adviser. The gross numbers reflect the minimum and maximum charges without giving effect to any agreed upon waivers. Please refer to the underlying mutual funds’ prospectuses for details about the specific expenses of each mutual fund.

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract, including the Contract Owner transaction expenses, and Separate Account annual expenses. The following two examples assume that you invest $100,000 in the contract for the time periods indicated and that your investment earns a 5% return each year and assume the most expensive combination of underlying mutual fund expenses and optional benefits available for an additional charge.

Example 1 shows a Basic Contract with both the Highest Anniversary Value Death Benefit Rider and Return of Premium Death Benefit Plus Rider (which, if invested in the fund with the maximum expense that is available under the contract, would be the most expensive way to purchase the contract) and also shows the gross maximum (2.62%) and minimum (0.48%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1:	Basic Contract with both the Highest Anniversary Value Death Benefit and Return of Premium Death Benefit Plus riders, and maximum and minimum underlying mutual fund expenses on a gross basis.*

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$12,064	$10,640	$9,218	$4,419
Minimum:	$9,817	$8,434	$7,059	$2,408
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$4,064	$4,140	$4,218	$4,419
Minimum:	$1,817	$1,934	$2,059	$2,408

* Basic Contract with both the Highest Anniversary Value Death Benefit and Return of Premium Death Benefit Plus riders, and net maximum (2.38%) and net minimum (0.48%) underlying mutual fund expenses.

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$11,812	$10,403	$8,996	$4,239
Minimum:	$9,817	$8,434	$7,059	$2,408
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$3,812	$3,903	$3,996	$4,239
Minimum:	$1,817	$1,934	$2,059	$2,408

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Example 2 shows a Basic Contract without any riders (which if invested in the fund with the minimum expense that is available under the contract, is the least expensive way to purchase the contract) and shows the gross maximum (2.62%) and minimum (0.48%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2:	Basic Contract without any riders and maximum and minimum underlying mutual fund expenses on a gross basis.**

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$11,539	$10,143	$8,750	$4,032
Minimum:	$9,292	$7,889	$6,494	$1,792
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$3,539	$3,643	$3,750	$4,032
Minimum:	$1,292	$1,389	$1,494	$1,792

** Basic Contract without any riders and net maximum (2.38%) and net minimum (0.48%) underlying mutual fund expenses.

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$11,287	$9,900	$8,518	$3,829
Minimum:	$9,292	$7,889	$6,494	$1,792
If you annuitize or you do not surrender your contract at the end of the applicable time
Maximum:	$3,287	$3,400	$3,518	$3,829
Minimum:	$1,292	$1,389	$1,494	$1,792

These Examples do not reflect premium taxes (which ranges from 0.50% up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your registered representative.

Investment Risk. You bear the risk of any decline in the Accumulated Value of your contract resulting from the performance of the Variable Investment Options you have chosen. The Accumulated Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Variable Investment Option. This risk could have a significant negative impact on certain benefits and guarantees under the contract. The investment risks are described in the prospectuses for the Variable Investment Option.

Inactive Contracts. Under certain circumstances, you bear the risk that we may terminate your contract if your Accumulation Value falls below a certain level and/or you no longer make a certain level of Premium Payments.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise.

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Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://guardianlife.onlineprospectus.net/guardianlife/ProFreedomB/index.html?where=eengine.goToDocument(%22Product%20Prospectus%22). You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888- GUARDIAN (1-888-482-7342) or by sending an email request to GIAC_CRU@glic.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Maximize total return consistent with the Adviser’s determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B) AllianceBernstein, L.P.	1.07%	9.28%	6.94%	6.04%
Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Index”).	ALPS/ Alerian Energy Infrastructure Portfolio (Class III) ALPS Advisors, Inc.	1.30%	37.77%	-0.04%	0.00%
To seek to maximize total return, which consists of appreciation on its investments and a variable income stream.	ALPS/Red Rocks Global Opportunity (Class III)[1] ALPS Advisors, Inc. Red Rocks Capital LLC	2.38%	23.93%	15.66%	0.00%
Long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century VP Inflation Protection (Class II) American Century Investment Management, Inc.	0.71%	6.27%	5.02%	2.82%
The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Insurance Series® Asset Allocation Fund (Class 4) Capital Research and Management Company	0.80%	14.84%	11.43%	11.12%
The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital.	American Funds Insurance Series® The Bond Fund of America (Class 4) Capital Research and Management Company	0.70%	-0.59%	3.96%	3.04%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund’s investment objective is to provide long-term growth of capital while providing current income.	American Funds Insurance Series® Capital World Growth and Income Fund (Class 4) Capital Research and Management Company	0.92%	14.46%	12.99%	11.42%
The Fund’s investment objective is to provide long-term growth of capital.	American Funds Insurance Series® Global Growth Fund (Class 4) Capital Research and Management Company	0.92%	16.14%	19.40%	15.44%
The Fund’s investment objective is to provide growth of capital.	American Funds Insurance Series® Growth Fund (Class 4) Capital Research and Management Company	0.85%	21.68%	25.12%	19.46%
The Fund’s investment objectives are to achieve long-term growth of capital and income.	American Funds Insurance Series® Growth-Income Fund (Class 4) Capital Research and Management Company	0.79%	23.80%	16.10%	15.17%
The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.	American Funds Insurance Series® U.S. Government Securities Fund (Class 4) Capital Research and Management Company	0.72%	-0.87%	3.04%	2.11%
To seek to provide total return through a combination of high current income and capital appreciation.	Delaware Ivy VIP High Income Class II Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	1.10%	6.06%	5.48%	6.60%
The Fund seeks to achieve its objective by investing in alternative (or non-traditional) investment strategies.	DWS Alternative Asset Allocation VIP (Class B) DWS Investment Management Americas Inc. RREEF America L. L. C.	1.26%	12.35%	5.59%	3.89%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[2] Fidelity Management & Research Company and its affiliates Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the fund.	0.48%	0.01%	0.77%	0.39%
The Portfolio seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Portfolio will seek to reduce volatility as a secondary objective.	Franklin Multi-Asset Dynamic Multi-Strategy VIT (Class II) Legg Mason Partners Fund Advisor, LLC Franklin Advisers, Inc. Western Asset Management Company	1.27%	12.65%	4.72%	5.09%
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.81%	N/A	N/A	N/A
The Fund seeks income and capital appreciation to produce a high total return.	Guardian Core Plus Fixed Income VIP Fund Park Avenue Institutional Advisers LLC Lord, Abbett & Co. LLC	0.79%	0.00%	3.54%	0.00%
The Fund seeks capital appreciation.	Guardian Diversified Research VIP Fund Park Avenue Institutional Advisers LLC Putnam Investment Management, LLC	0.95%	24.04%	17.91%	0.00%
The Fund seeks long-term growth of capital.	Guardian Growth & Income VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.96%	28.23%	12.37%	0.00%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.84%	28.14%	16.38%	0.00%
The Fund seeks long-term capital appreciation.	Guardian International Equity VIP Fund formerly Guardian International Value VIP Fund Park Avenue Institutional Advisers LLC Schroder Investment Management North America Inc. (“SIMNA”) Schroder Investment Management North America Limited (“SIMNA Ltd.”)	1.07%	5.40%	7.57%	0.00%
The Fund seeks total return consisting of long-term capital growth and current income.	Guardian International Growth VIP Fund Park Avenue Institutional Advisers LLC J.P. Morgan Investment Management Inc.	1.17%	10.78%	14.83%	0.00%
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	20.39%	23.84%	0.00%
The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.	Guardian Large Cap Disciplined Value VIP Fund Park Avenue Institutional Advisers LLC Boston Partners Global Investors, Inc. d/b/a	0.97%	29.86%	11.49%	0.00%
The Fund seeks long-term growth of capital.	Guardian Large Cap Fundamental Growth VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	0.92%	21.60%	20.82%	0.00%
The Fund seeks long-term capital appreciation.	Guardian Mid Cap Relative Value VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	1.03%	28.84%	11.28%	0.00%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks long-term growth of capital.	Guardian Mid Cap Traditional Growth VIP Fund Park Avenue Institutional Advisers LLC Janus Henderson Investors US LLC	1.10%	17.13%	18.48%	0.00%
The Fund seeks long term growth of capital.	Guardian Select Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.87%	N/A	N/A	N/A
The Fund seeks capital appreciation.	Guardian Small Cap Core VIP Fund Park Avenue Institutional Advisers LLC Clearbridge Investments, LLC	1.04%	17.72%	0.00%	0.00%
The Fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.84%	N/A	N/A	N/A
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity[1] Guggenheim Investments	1.60%	23.80%	6.51%	5.83%
Seeks long-term capital appreciation with less risk than traditional equity funds.	Guggenheim VT Multi-Hedge Strategies[1] Guggenheim Investments	2.02%	8.10%	3.71%	2.83%
Total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund (Series II) Invesco Advisers, Inc.	1.13%	9.26%	7.18%	5.99%
Seeks long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio (Service Shares) Janus Henderson Investors US LLC	0.97%	17.75%	30.32%	22.96%
Total Return.	Lazard Retirement Global Dynamic Multi Asset Portfolio (Service Shares) Lazard Asset Management LLC	1.06%	11.94%	8.40%	0.00%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks to achieve capital growth by engaging in merger arbitrage.	The Merger Fund VL Virtus Investment Advisers, Inc. Westchester Capital Management, LLC	1.40%	1.08%	4.83%	3.33%
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Equity Portfolio (Class II) Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Limited	1.30%	2.95%	9.41%	5.38%
The Fund seeks both capital appreciation and current income.	Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio (Class II) Morgan Stanley Investment Management Inc.	1.12%	14.00%	8.29%	9.00%
The Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management.	PIMCO Dynamic Bond Portfolio (Advisor Class) PIMCO	1.11%	1.19%	3.29%	2.84%
Current income and total return.	Pioneer Bond VCT Portfolio (Class II) Amundi Asset Management US Inc.	0.88%	0.22%	3.96%	3.86%
Seeks positive total return.	Putnam VT Multi-Asset Absolute Return Fund IB* Putnam Investment Management, LLC. Putnam Investments Limited The Putnam Advisory Company, LLC (PAC)	1.20%	0.75%	-0.52%	0.97%
Seeks capital appreciation.	Putnam VT Small Cap Value Fund Class IB Legg Mason Partners Fund Advisor, LLC Putnam Investments Limited (PIL)	1.29%	39.90%	9.31%	12.45%
The Fund seeks long-term capital appreciation.	T. Rowe Price Health Sciences Portfolio II T. Rowe Price Associates, Inc.	1.19%	12.83%	19.22%	20.13%

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			As of December 31, 2021
Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund Van Eck Associates Corporation	1.34%	18.68%	1.99%	-0.37%
The Series has investment objectives of capital appreciation and income with approximately equal emphasis.	Virtus Duff & Phelps Real Estate Securities Series Virtus Investment Advisers, Inc. Duff & Phelps Investment Management Co.	1.10%	46.41%	12.71%	11.95%

(1)	This Fund is only available for investment under your contract if your contract was issued in conjunction with an application dated before May 1, 2017 and you have contract value allocated to the Fund, or premium allocation instructions, dollar cost averaging instructions or rebalancing instructions that include the Fund (collectively “Allocation Instructions”), as of April 30, 2017. If at any time after April 30, 2017, you no longer have Contract Value allocated to the Fund and no Allocation Instructions that include the Fund, the Fund will no longer be available as an investment allocation option under your contract.

(2)	There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

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The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC), dated May 1, 2022. Both documents contain additional important information about the contract. The prospectus and SAI are incorporated herein by reference, which means they are legally a part of this Updating Summary Prospectus.

The prospectus and SAI are available at our website at https:/guardianlife. onlineprospectus.net/guardianlife/ProFreedomB/index.html?where=eengine .goToDocument(%22Product%20Prospectus%22).

For a free copy of the prospectus or SAI, or for general inquiries, call our Service Center at 1-888-GUARDIAN or write to the following address:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 981588

El Paso, TX 79998-1588

You may also obtain reports and other information about GIAC on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Contract ID - C000127699

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